Exhibit 10.1

SALE AGREEMENT

THIS AGREEMENT MADE BY AND BETWEEN STRIKE OIL AND MINERALS, CORP., herein represented by Thomas W. Swinbank, its duly authorized President, hereinafter referred to as "SELLER," and DAYBREAK OIL AND GAS, INC., a Washington Corporation, herein represented by Robert N. Martin, its duly authorized President, hereinafter referred to as "PURCHASER,"

WITNESSETH:

WHEREAS, SELLER and PURCHASER each own equitable interests in certain leasehold estates and personal property identified and set forth in that certain Chicago Mill Prospect Operating Agreement dated October 24, 2005, described with particularity on Exhibit "A," attached hereto and by this reference incorporated herein; and

WHEREAS, both SELLER and PURCHASER participated in the drilling of a well known as the Tensas River Farms F-l Well which has been completed as a commercial producer; and

WHEREAS, SELLER now wishes to sell and PURCHASER wishes to purchase all of SELLER'S right, title and interest in and to the aforementioned leasehold estate and rights under the above-referenced Operating Agreement, along with SELLER'S interest in the referred to producing well, together with all related surface equipment, storage and pipeline gathering facilities as described on Exhibit "B" attached hereto and by this reference incorporated herein.

THEREFORE, KNOW ALL MEN BY THESE PRESENTS that SELLER does hereby sell, convey and assign unto PURCHASER any and all right, title and interest owned by SELLER in certain leasehold estates and identified and set forth under that certain Operating Agreement dated October 24, 2005, and further described on Exhibit "A" hereto, together with all of SELLER'S interest in and to the Tensas River Farms F-l Well and all related surface equipment, storage and pipeline gathering facilities described on Exhibit "B" hereto.

1.

The purchase price which PURCHASER shall pay to SELLER shall be
$175,000.00 in cash, plus 72,500 restricted common shares of PURCHASER, such common shares to have a deemed value of $1.00 per share.

2.

SELLER does represent, covenant and warranty to PURCHASER that it is in compliance with the terms and conditions of and has made all payments required under the
Chicago Mill Operating Agreement dated October 24, 2005, and which agreement is applicable to the mineral leasehold estates assigned herein.

3.

The effective date of this sale and assignment shall be June 17, 2006. It being understood by and between the parties herein that PURCHASER shall be entitled to any and all proceeds of SELLER'S share of all production from the Tensas River Farms F-l Well from first production. As additional consideration for the sale and assignment of SELLER'S interests as set forth herein, PURCHASER has paid an outstanding AFE obligation previously owed by

SELLER to Jerry P. Ogden, the operator, under the terms of the Operating Agreement referred to in the preceding paragraph in the amount of $34,919.00. Said payment of the above-referenced AFE obligation is in addition to the sales price as set forth above.

4.

For purposes of this agreement, it is understood that the cash portion of the purchase price shall be allocated as follows:

Equipment (in place relative to the Jerry P. Ogden

Tensas River Farms F-l Well

$    15,000.00

Mineral Leasehold interest

$ 160,000.00

TOTAL

$ 175,000.00

All remaining consideration paid hereunder shall be attributed to the mineral leasehold interests.

5.

By and through the execution of this agreement, both SELLER and
PURCHASER authorize Sam L. Pfiester, Trustee, the present record owner of the mineral leasehold interest described on Exhibit "A," to execute any required production assignment(s)
(which shall be recorded in Tensas Parish, Louisiana) in a manner which will set forth
PURCHASER as the owner of the equitable interest of SELLER in said properties. Furthermore, the execution of this agreement by SELLER and PURCHASER shall also be considered as authority for Sam L. Pfiester, Trustee, and Jerry P. Ogden to consider PURCHASER as the owner of SELLER'S interest in the mineral leasehold interest referenced on Exhibit "A," and that any and all subsequent AFE's or other documentation prepared with regard to lease maintenance and/or further exploration and development shall be directed to PURCHASER in the place and stead of SELLER.

6.

The directors of each party to this Agreement have met and have unanimously adopted the resolution approving this Agreement, authorizing its execution, and directing the officers to fulfill the corporation's obligations hereunder.

7.

As a material inducement to cause the PURCHASER to enter into this
Agreement, the SELLER hereby represents and warrants to the PURCHASER herein that the following statements are true and correct on the date hereof, and will be true and correct on the closing date as though made on such date.

a.

Good Title. PURCHASER is the owner of all right, title and interest of certain leasehold estates under the above-referenced Operating Agreement dated October
24, 2005, free and clear of all liens, claims or encumbrances, and subject to no contracts or agreements and it has the right to sell and assign said interest to the Purchaser.

b.

Disclosure. Neither this Agreement nor the Exhibits annexed contain any untrue statement of any material fact or omit to state any material fact required to be stated or necessary in order to make the statements made with respect to SELLER not misleading.

c.         Prior Agreements. SELLER warrants that there are no prior enforceable agreements, either written or oral by and between the SELLER and any other third party in contravention of this Agreement.

8.

This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein, which alone fully and completely express their agreement, and the same is entered into after full investigation, neither party relying on any statement or representation, not embodied in this agreement, made by the other. This agreement may not be modified or terminated orally and no modification, termination, or attempted waiver shall be valid unless in writing and signed by the party against whom the same is sought to be enforced.

9.

The provisions of this agreement shall be interpreted and enforced in accordance with the laws of the State of Washington, and venue shall lie in Spokane County. If a court of competent jurisdiction rules invalid or unenforceable any provisions of this agreement, the remainder shall nevertheless be given full force and effect. The captions are for convenience and reference only, and they shall not define, limit or construe the contents of any provision. Except where the context indicates otherwise, words in the singular number shall include the plural, and vice versa, and words in the masculine, feminine, or neuter gender shall include each other gender as well.

10.

This agreement shall be binding upon and inure to the benefit of the parties, their heirs, legal representative, successors and assigns.

11.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be one and the same instrument.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

THUS DONE AND PASSED by STRIKE OIL AND MINERALS, CORP., in the presence of the undersigned competent witnesses, and me, a Notary Public duly commissioned and qualified in and for Williamson County, Texas, on this 22nd day of September, 2006.

STRIKE OIL AND MINERALS, CORP.

BY: Thomas W. Swinbank
THOMAS W. SWINBANK

LouAnn White
NOTARY PUBLIC
Printed Name: LouAnn White
Notary/Bar Roll No.

LOUANN WHITE
MY COMMISSION EXPIRES
October 26, 2009

THUS DONE AND PASSED by DAYBREAK OIL AND GAS, INC., in the presence of the undersigned competent witnesses, and me, a Notary Public duly commissioned and qualified in and for Spokane County, State of Washington, on this 21st day of SEPTEMBER, 2006.
DAYBREAK OIL AND GAS, INC.

BY:
ROBERET N. MARTIN

Carol A. Oyler
NOTARY PUBLIC
Printed Name: Carol A. Oyler
Notary/Bar Roll No. 105165

CAROL A. OYLER
NOTARY PUBLIC
STATE OF WASHINGTON
COMMISSION EXPIRES
NOVEMBER 15, 2009